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                                                                    EXHIBIT 24-A



                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John D. Erickson, President and Chief Executive Officer, Lauris N. Molbert, Executive Vice President, Corporate Development, Kevin G. Moug, Chief Financial Officer and Treasurer, and George A. Koeck, Corporate Secretary and General Counsel, and each or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, and any and all amendments (including post-effective amendments or any Registration Statement filed pursuant to Rule 462(b) under the Act) thereto, for the offer and sale of up to $200,000,000 aggregate initial offering price of Debt Securities of Otter Tail Corporation and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, this Power of Attorney has been signed on the 10th day of June, 2002, by the following persons:


/s/ John D. Erickson                                          /s/ Maynard D. Helgaas
-----------------------------------------------------         -----------------------------------------------------
John D. Erickson                                              Maynard D. Helgaas

/s/ Lauris N. Molbert                                         /s/ Arvid R. Liebe
-----------------------------------------------------         -----------------------------------------------------
Lauris N. Molbert                                             Arvid R. Liebe

/s/ Kevin G. Moug                                             /s/ Kenneth L. Nelson
-----------------------------------------------------         -----------------------------------------------------
Kevin G. Moug                                                 Kenneth L. Nelson

/s/ George A. Koeck                                           /s/ Nathan I. Partain
-----------------------------------------------------         -----------------------------------------------------
George A. Koeck                                               Nathan I. Partain

/s/ John C. MacFarlane                                        /s/ Gary J. Spies
-----------------------------------------------------         -----------------------------------------------------
John C. MacFarlane                                            Gary J. Spies

/s/ Thomas M. Brown                                           /s/ Robert N. Spolum
-----------------------------------------------------         -----------------------------------------------------
Thomas M. Brown                                               Robert N. Spolum

/s/ Dennis R. Emmen
-----------------------------------------------------
Dennis R. Emmen